UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Schedule 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

DATCHAT, INC.
(Name of Registrant as Specified In Its Charter)

––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Your Vote Counts! DATCHAT, INC. 2023 Annual Meeting Vote by September 14, 2023 11:59 PM ET DATCHAT, INC. 204 NEILSON ST NEW BRUNSWICK, NJ 08901 V21365-P97570 V21365-P97570 You invested in DATCHAT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 15, 2023. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 1, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control Vote Virtually at the Meeting* September 15, 2023 11:00 AM EST Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/DATS2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: 1a. Darin Myman For 1b. Peter Shelus For 1c. Carly Schumer 1d. Joseph Nelson 1e. Wayne Linsley 2. Ratification of the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. For 3. Grant discretionary authority to the Company’s board to (A) amend the Company’s Articles of Incorporation to effect one or more consolidations of the issued and outstanding shares of common stock of the Company at a ratio within the range from 1-for-2 up to 1-for-25 and (B) arrange for the disposition of fractional interests by shareholders entitled thereto by entitling such shareholders to receive the number of shares of common stock rounded up to the next whole number. 4. Approval of an amendment to the Company’s Articles of Incorporation to change the Company’s name from“DatChat, Inc.” to “Habytat, Inc.” For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. V21366-P97570 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.